UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event                June 5, 2001
reported)                               ----------------------------------------


                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)


             DELAWARE                   001-13403             84-1032638
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4100 N. Mulberry Drive, Suite 200         Kansas City, Missouri         64116
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       (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including               (816) 584-5000
area code                                       --------------------------------



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         (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On June 4, 2001, the Company announced that it had entered into a definitive agreement to acquire seven regional pasta brands from Borden Foods. A copy of the press release announcing this event is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated June 4, 2001.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  June 5, 2001
                                         AMERICAN ITALIAN PASTA COMPANY


                                          By:  /s/ Timothy S. Webster
                                              --------------------------------
                                             Timothy S. Webster,
                                             President and Chief Executive
                                             Officer

                                                                  Exhibit 99.1

                                                               NEWS
AMERICAN ITALIAN PASTA COMPANY                                 RELEASE

Contact:
Wendy Coffey, Director- Investor                            [graphic omitted]
Relations and Corporate Communications
816/584-5609
wcoffey@aipc.com

FOR IMMEDIATE RELEASE


                         AMERICAN ITALIAN PASTA COMPANY
                       TO ACQUIRE SEVEN PASTA BRANDS FROM
                                  BORDEN FOODS

   Purchase of strong regional brands with approximately $60 million in sales promises significant synergies
------------------------------------------------------------------------------

     KANSAS CITY, MO, June 4, 2001 American Italian Pasta Company (NYSE:PLB), a leader in the pasta category, today announced that it has signed a definitive agreement to acquire seven strong regional pasta brands from Borden Foods. The transaction is expected to close in AIPC's fiscal fourth quarter, which ends September 28, 2001, following normal regulatory reviews.

     Purchase price for the trademarks and related businesses is expected to be approximately $67.5 million, plus inventory. AIPC will acquire the Anthony's(R), Globe/A-1(R), Luxury(R), Mrs. Grass(R), Pennsylvania Dutch(R), R&F(R) and Ronco(R) brands in addition to certain tangible assets, primarily inventory. No manufacturing assets are included in the transaction. AIPC also expects that certain Borden employees with significant branded pasta experience will join AIPC following the acquisition.

     "The addition of these brands to the AIPC portfolio will benefit our customers, our operations and enhance our returns," said Timothy S. Webster, President and Chief Executive Officer of AIPC. "These brands are already very profitable and AIPC will have the opportunity to realize significant synergies through manufacturing, distribution and logistics cost savings. At this time, we believe the acquisition will have no significant impact on earnings per share in fiscal 2001, other than certain one-time charges for acquisition-related expenses. We plan to provide further guidance about timing and the expected accretion in fiscal 2002 financial performance when we release our third quarter results on July 25, 2001."

     "These are long-time pasta brands that will complement Mueller's," said Horst W. Schroeder, Chairman of the Board. "These leading brands have stood the test of time. Their consumer franchises have remained strong in the face of fierce competition from national and regional brands as well as private label. The product ranges and packaging of these brands are also very compatible with our manufacturing assets, and will allow us to further improve our position as the industry's low-cost producer and to fund additional consumer marketing support for the brands."

     "We are excited about the strategic opportunity to continue our strong growth in revenue, profitability and return on shareholders' investment with the acquisition of these brands," concluded Webster. "Combined with our successful re-launch of the Mueller's brand, we can now extend our focus on bringing much needed innovation and excitement back to the pasta category with more consumer-directed activities."

     AIPC is based in Kansas City, MO, with plants strategically located in Excelsior Springs, MO, Columbia, SC, and Kenosha, WI and its first international facility near Milan, Italy. Founded in 1988, the Company is the largest and the fastest growing producer and marketer of dry pasta in North America. AIPC has rapidly established a significant market presence in North America by developing strategic customer relationships with food industry leaders that have substantial pasta requirements. The Company's approximately 550 employees produce more than 80 dry pasta shapes in three vertically integrated U.S. milling, production and distribution facilities and one Italian production facility

     The statements contained in this release regarding the potential impact on revenues and earnings per share resulting from the acquisition of seven Borden Foods pasta brands are forward looking and based on current expectations. Actual future results could differ materially from those anticipated by such forward-looking statements. The differences could be caused by a number of factors, included but not limited to our dependence on a limited number of customers for a substantial portion of our revenue, our ability to manage rapid growth, our ability to obtain necessary raw materials and minimize fluctuations in raw material prices, the impact of the highly competitive environment in which we operate, reliance exclusively on a single product category, our limited experience in the branded retail pasta business, our ability to attract and retain key personnel, our ability to cost-effectively transport our products and the significant risks inherent in our recent international expansion. For additional discussion of the principal factors that could cause actual results to be materially different, refer to our Current Report on Form 10-K dated December 20, 2000, filed by the Company with the Securities and Exchange Commission (Commission file No. 001-13403), any amendments thereto and other matters disclosed in the Company's other public filings. The Company will not update any forward-looking statements in this press release to reflect future events.